Contingent Consideration Receivable	12 Months Ended
Dec. 31, 2023
Contingent Consideration Receivable [Abstract]
Contingent Consideration Receivable
13.
Contingent consideration receivable

In connection with the Transaction in 2021, a contingent consideration receivable associated with the disposal of Paysafe Merchant Services Limited ("PMSL"), a previous subsidiary of Paysafe Group Limited, was transferred to PGHL as partial settlement of the shareholder term loan agreement with PGHL (see Note 22).

The remaining contingent consideration receivable balance at December 31, 2021 was $2,842, and related to a contingent consideration receivable recorded upon the disposal of a subsidiary. As of December 31, 2022, all payments related to the contingent consideration receivable had been received and there has not been additional activity related to contingent consideration receivables for the year ended December 31, 2023.